EXHIBIT 99.20



                            JOINT FILING AGREEMENT


In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of an amendment to Schedule 13D relating to the Common Stock, par value $.01 per share, of Allied Waste Industries, a Delaware corporation, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.



                         BLACKSTONE CAPITAL PARTNERS II
                         MERCHANT BANKING FUND L.P.

                  By:    BLACKSTONE MANAGEMENT
                         ASSOCIATES II L.L.C., its general partner

                  By:    /s/ Howard Lipson
                         ________________________
                         Sr. Managing Director

                         BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.

                  By: BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C., its investment general partner

                  By:    /s/ Howard Lipson
                         _______________________
                         Sr. Managing Director

                         BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P.

                  By: BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C., its general partner

                  By:    /s/ Howard Lipson
                         ________________________
                         Sr. Managing Director

                         BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.

                  By:    /s/ Howard Lipson
                         ________________________
                         Sr. Managing Director

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                         BLACKSTONE CAPITAL PARTNERS III
                         MERCHANT BANKING FUND L.P.

                  By: BLACKSTONE MANAGEMENT ASSOCIATES III L.L.C., its general partner

                  By:    /s/ Howard Lipson
                         ________________________
                         Sr. Managing Director

                         BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P.

                  By:    BLACKSTONE MANAGEMENT
                         ASSOCIATES III L.L.C., its investment
                         general partner

                  By:    /s/ Howard Lipson
                         ________________________
                         Sr. Managing Director

                         BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

                  By: BLACKSTONE MANAGEMENT ASSOCIATES III L.L.C., its general partner

                  By:    /s/ Howard Lipson
                         ________________________
                         Sr. Managing Director

                         BLACKSTONE MANAGEMENT ASSOCIATES III L.L.C.

                  By:    /s/ Howard Lipson
                         _________________________
                         Sr. Managing Director

                         /s/ Peter G. Peterson
                         ________________________
                         Peter G. Peterson


                         /s/ Stephen A. Schwarzman__________________
                           -------------------------
                         Stephen A. Schwarzman

                         Dated:  August 7, 2003